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                                                                    EXHIBIT 10.5

                                  AMENDMENT

                AMENDMENT (the "Amendment"), dated August 7, 2003, to the Employment Agreement (the "Agreement"), made May 30, 2003, by and between Seminis Merger Corp., a Delaware corporation ("Seminis Merger Corp.") and Bruno Ferrari Garcia de Alba (the "Executive").

                WHEREAS, the parties hereto have entered into the Agreement, pursuant to which Executive will serve as the Executive Senior Vice President - World Wide Commercial of Seminis, Inc. on the terms set forth in the Agreement;

                WHEREAS, the parties hereto have mutually agreed to amend the Agreement as set forth below;

                NOW, THEREFORE, in consideration of the foregoing and the premises, representations, warranties and agreements contained in the Agreement, the parties hereto agree as follows:

                FIRST: The introductory clause to Section 6.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

                "If, prior to the Termination Date, during the Term, Executive's employment is terminated (A) by the Company other than for Cause (as defined in Section 6.2(b) hereof), (B) as a result of Executive's death or as a result of Executive's Permanent Disability (as defined in Section 6.1(d) hereof), or
                (C) by Executive for Good Reason (as defined in Section 6.1(c) hereof), Executive shall receive:"

                SECOND: This Amendment shall be construed and enforced in accordance with the laws of the state of California without regard to its laws or regulations relating to choice of law.

                THIRD: This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.



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                IN WITNESS WHEREOF, as of the date first above written, Seminis
Merger Corp. has caused this Amendment to be executed on its behalf by a duly authorized officer and Executive has hereunto set Executive's hand.


                                SEMINIS MERGER CORP.


                                By:     /s/   Bernardo Jimenez
                                ----------------------------------
                                Name:         Bernardo Jimenez
                                Title:        President

                                BRUNO FERRARI GARCIA DE ALBA




                                /s/   Bruno Ferrari Garcia de Alba
                                -----------------------------------